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                                                                    EXHIBIT 32.1

                         TEXTRON FINANCIAL CORPORATION

                           CERTIFICATION PURSUANT TO
                               RULE 13A-14(B) AND
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Textron Financial Corporation (the "Company") on Form 10-K for the period ending January 3, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ted R. French, Chairman and Chief Executive Officer of the Company, certify, pursuant to Rule 13a-14(b) and 18 U.S.C. sec. 1350, as adopted pursuant to sec. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          TEXTRON FINANCIAL CORPORATION

                                          /s/ TED R. FRENCH
                                          --------------------------------------
                                          Ted R. French
                                          Chairman and Chief Executive Officer

Date: February 26, 2004